UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2020

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Departure of Certain Officers

John C. Covington has resigned his duties as Executive Vice President - Chief Credit Officer of the Federal Agricultural Mortgage Corporation (“Farmer Mac”), effective February 14, 2020. Mr. Covington’s former direct reports will report directly to Farmer Mac’s President and Chief Executive Officer until a replacement is found. Farmer Mac is retaining a national recruitment firm to assist in identifying and evaluating candidates during this search for a replacement. Mr. Covington’s departure was not related to any disagreement with Farmer Mac about any of the company’s policies, practices, or operations.

In connection with Mr. Covington’s resignation, Farmer Mac and Mr. Covington have entered into a Separation Agreement and General Release of All Claims (“Separation Agreement”). The Separation Agreement’s terms include restrictions on competition, use of confidential information, solicitation, and disparagement as well as a general release and waiver of claims. In consideration of Mr. Covington’ execution and non-revocation of the Separation Agreement and his continued compliance with the restrictive covenants contained in the Separation Agreement, Farmer Mac will:

(1)
pay Mr. Covington $336,153.85 (his annualized base salary from the resignation date through the end of 2020), to be paid bi-weekly through December 31, 2020 through Farmer Mac’s regular payroll process, less applicable withholdings;

(2)
pay Mr. Covington an additional one-time cash payment of $263,750.00 (an amount intended to approximate a cash bonus that Mr. Covington will not receive for performance in calendar year 2019) within 30 days after the expiration of the revocation period, less applicable withholdings;

(3)
grant Mr. Covington long-term incentive equity compensation awards with a targeted value of $275,000 under the methodology prescribed in Farmer Mac’s Equity Compensation Grant Policy and subject to similar terms and conditions that applied to the annual long-term incentive grants made to Mr. Covington on February 27, 2019, including the retirement provision for which he has previously been eligible that will permit him to continue to vest in those awards according to their terms despite no longer being employed by Farmer Mac; and

(4)
pay for the cost of COBRA premiums on Mr. Covington’s and his eligible dependents’ behalf to continue health, dental, and vision benefits through February 28, 2021; provided that Farmer Mac’s obligation to pay COBRA premiums shall cease if he obtains health coverage through a new employer.

As of the date of Mr. Covington’s resignation, he had the following outstanding equity awards granted under Farmer Mac’s 2008 Omnibus Incentive Plan (excluding any equity awards made to the Employee under the Separation Agreement): (1) 7,455 unvested shares of restricted stock units related to Farmer Mac’s Class C non-voting common stock and (2) 14,516 unexercised stock appreciation rights related to Farmer Mac’s Class C non-voting common stock (6,202 of which were vested and 8,314 of which were unvested).

Application of the methodology prescribed in Farmer Mac’s Equity Compensation Grant Policy to a targeted value of $275,000 for the equity awards to be made under the Separation Agreement will result in the grant to Mr. Covington of

4,347 stock appreciation rights (“SARs”), 1,734 shares of restricted stock units with time-based vesting, and 868 shares of restricted stock units with performance-based vesting. The grant price for these 4,347 SARs will be the closing price of a share of Class C common stock on the New York Stock Exchange on the February 14, 2020 grant date. The SARs will vest in three equal annual installments on each of March 31, 2021, March 31, 2022, and March 31, 2023, and their expiration date is February 14, 2025 (the fifth anniversary of the grant date). The 1,734 time-vested restricted stock units granted to Mr. Covington under the Separation Agreement will vest in three equal annual installments on each of March 31, 2021, March 31, 2022, and March 31, 2023. The 868 performance-vested restricted stock units granted to Mr. Covington under the Separation Agreement will “cliff” vest on March 31, 2023 subject to attainment of company performance targets related to compliance with regulatory capital requirements and credit quality (the same metrics used for the performance-vested restricted stock units granted to Mr. Covington on February 29, 2019 but with a performance period of January 1, 2020 through December 31, 2022).

Mr. Covington’s separation of employment from Farmer Mac meets the definition of a “retirement” under the applicable award agreements for his outstanding equity awards (minimum age of 55 and combination of age and tenure at Farmer Mac of at least 65), so unvested awards will continue to vest as originally scheduled and stock appreciation rights will not expire until five years from the separation date under the terms of the applicable award agreements.

Item 7.01.    Regulation FD Disclosure.

On February 14, 2020, Farmer Mac issued a press release to announce the resignation of Mr. Covington. A copy of the press release is attached to this report as Exhibit 99. All references to www.farmermac.com in Exhibit 99 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.

The information furnished in this Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or portion of the Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

99	Press Release dated February 14, 2020
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema
101.CAL	Inline XBRL Taxonomy Extension Calculation
101.DEF	Inline XBRL Taxonomy Extension Definition
101.LAB	Inline XBRL Taxonomy Extension Label
101.PRE	Inline XBRL Taxonomy Extension Presentation
104
Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: February 14, 2020